                                                                   EXHIBIT 10.27

                                                                  EXECUTION COPY

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                            INVESTOR RIGHTS AGREEMENT

                                 BY AND BETWEEN

                              IASIS INVESTMENT LLC

                                       AND

                          IASIS HEALTHCARE CORPORATION

                            DATED AS OF JUNE 22, 2004

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                                TABLE OF CONTENTS

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                                                                             PAGE
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                                    ARTICLE I
                                   DEFINITIONS

Section 1.01.  Defined Terms...............................................    1

Section 1.02.  Other Interpretive Provisions...............................    5

                                   ARTICLE II
                               REGISTRATION RIGHTS

Section 2.01.  Shelf Registration..........................................    5

Section 2.02.  Demand Registration.........................................    6

Section 2.03.  Piggyback Registration......................................    9

Section 2.04.  Black-out Periods...........................................   10

Section 2.05.  Registration Procedures.....................................   11

Section 2.06.  Underwritten Offerings......................................   16

Section 2.07.  No Inconsistent Agreements; Additional Rights...............   17

Section 2.08.  Registration Expenses.......................................   17

Section 2.09.  Indemnification.............................................   18

Section 2.10.  Rules 144 and 144A and Regulation S.........................   21

                                   ARTICLE III
                                PREEMPTIVE RIGHTS

Section 3.01.  Preemptive Rights...........................................   21

                                   ARTICLE IV
                                  MISCELLANEOUS

Section 4.01.  Term........................................................   22

Section 4.02.  Injunctive Relief...........................................   22

Section 4.03.  Attorneys' Fees.............................................   22

Section 4.04.  Notices.....................................................   22

Section 4.05.  Amendment;..................................................   23

Section 4.06.  Successors, Assigns and Transferees.........................   23

Section 4.07.  Binding Effect..............................................   24

Section 4.08.  Third Parties...............................................   24
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                                TABLE OF CONTENTS
                                   (continued)

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                                                                             PAGE
Section 4.09.  Governing Law; Jurisdiction.................................   24

Section 4.10.  Severability................................................   24

Section 4.11.  Counterparts................................................   24

Section 4.12.  Headings....................................................   24

                            INVESTOR RIGHTS AGREEMENT

                  INVESTOR RIGHTS AGREEMENT (the "Agreement"), dated as of June 22, 2004, by and between IASIS Healthcare Corporation, a Delaware corporation (the "Company") and IASIS Investment LLC, a Delaware limited liability company (the "Investor").

                                   WITNESSETH:

                  WHEREAS, as of the date hereof, the Investor is the owner of all of the Registrable Securities (as defined below) of the Company; and

                  WHEREAS, the parties desire to set forth certain registration rights applicable to the Registrable Securities and to provide for certain preemptive rights with respect to issuances of new securities by the Company.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "Adverse Disclosure" means public disclosure of material non-public information that, in the Board of Directors' good faith judgment, after consultation with independent outside counsel to the Company, (i) would be required to be made in any Registration Statement filed with the SEC by the Company so that such Registration Statement would not be materially misleading;
(ii) would not be required to be made at such time but for the filing of such Registration Statement; and (iii) the Company has a bona fide business purpose for not disclosing publicly.

                  "Agreement" has the meaning set forth in the preamble.

                  "Affiliate" has the meaning specified in Rule 12b-2 under the Exchange Act. The term "Affiliated" has a correlative meaning.

                  "Board of Directors" means the board of directors of the Company.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which commercial banks located in New York, New York are required or authorized by law to be closed.

                  "Closing Date" "means the date of the completion of the acquisition of the Company by the Investor.

                  "Common Share Equivalents" means securities (including, without limitation, warrants) exercisable, exchangeable or convertible into Common Shares.

                  "Common Shares" means the shares of common stock, par value $.01 per share, of the Company, any securities into which such shares of common stock shall have been changed or any securities resulting from any reclassification or recapitalization of such shares of common stock.

                  "Company" has the meaning set forth in the preamble and shall include the Company's successors by merger, acquisition, reorganization, conversion or otherwise.

                  "Company Public Sale" has the meaning set forth in Section 2.03(a).

                  "Company Shares" means Common Shares and Common Share Equivalents.

                  "Demand Notice" has the meaning set forth in Section 2.02(e).

                  "Demand Period" has the meaning set forth in Section 2.02(d).

                  "Demand Registration" has the meaning set forth in Section 2.02(a).

                  "Demand Registration Statement" has the meaning set forth in
Section 2.02(a).

                  "Demand Suspension" has the meaning set forth in Section 2.02(g).

                  "Effectiveness Date" means the date on which Holders are no longer subject to any underwriter's lock-up in connection with the Company's IPO, which in no event shall be later than nine (9) months after the IPO.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

                  "Holder" means any holder of Registrable Securities who is a party hereto or who succeeds to rights hereunder pursuant to Section 4.06.

                  "Investor" has the meaning set forth in the preamble.

                  "Investor LLC Agreement" means the Amended and Restated Limited Liability Company Operating Agreement of the Investor, dated as of the date hereof, as amended, modified or supplemented from time to time.

                  "IPO" means an initial registered offering of any equity securities of the Company to the public under the Securities Act.

                  "Long-Form Registration Statement" has the meaning set forth in Section 2.02(a).

                  "Material Adverse Change" means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States; (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States; (iii) a material outbreak or escalation of armed hostilities or other international or national calamity involving the United States or the declaration by the United States of a national emergency or war or a change in national or international financial, political or economic conditions; and (iv) any event, change, circumstance or effect that is or is reasonably likely to be materially adverse to the business, properties, assets, liabilities, condition (financial or otherwise), operations, results of operations or prospects of the Company and its subsidiaries taken as a whole.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "New Company Shares" means Company Shares issued after the Closing Date, other than any Company Shares issued or issuable (a) in connection with any stock split, stock dividend, reclassification, recapitalization, or similar event relating to any Company Shares; (b) in a public offering registered under the Securities Act; (c) upon the recommendation or approval of the Board of Directors to officers, directors or employees of the Company or any direct or indirect subsidiary thereof pursuant to the terms of the Company's (or such subsidiaries') employee benefit plans or arrangements; (d) in connection with a financing transaction in which debt or convertible debt securities are the primary component of the financing; (e) as consideration for any acquisition by the Company, or any of its subsidiaries, of assets or of any business (whether by merger, stock acquisition, asset acquisition or otherwise) or (f) to one or more Persons whom the Board of Directors has determined in good faith are strategic investors.

                  "Participating Holder" means, with respect to any Registration, any Holder of Registrable Securities covered by the applicable Registration Statement.

                  "Permitted Transferee" has the meaning set forth in Section 4.06.

                  "Person" means any individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                  "Piggyback Registration" has the meaning set forth in Section 2.03(a).

                  "Preemption Notice" has the meaning set forth in Section 2.02(f).

                  "Pro Rata Portion" means a number of New Company Shares determined by multiplying (i) the number of New Company Shares the Company proposes to issue on the relevant issuance date by (ii) a fraction, the numerator of which is the aggregate number of all Common Shares held by the Investor immediately prior to such date and the denominator of which is the aggregate number of all Common Shares outstanding immediately prior to such date.

                  "Prospectus" means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.

                  "Registrable Securities" means any Company Shares and any securities that may be issued or distributed or be issuable in respect of any Company Shares by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction; provided, however, that any such Registrable Securities shall cease to be Registrable Securities to the extent
(i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities have been distributed pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act or (iii) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting transfer under the Securities Act shall have been delivered by the Company and such securities may be publicly resold without Registration under the Securities Act.

                  "Registration" means a registration with the SEC of the Company's securities for offer and sale to the public under a Registration Statement. The term "Register" shall have a correlative meaning.

                  "Registration Expenses" has the meaning set forth in Section 2.08.

                  "Registration Statement" means any registration statement of the Company filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

                  "Representatives" means, with respect to any Person, any of such Person's officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

                  "Shelf Period" has the meaning set forth in Section 2.01(b).

                  "Shelf Registration" means a Registration effected pursuant to
Section 2.01.

                  "Shelf Registration Statement" means a Registration Statement of the Company filed with the SEC on either (i) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (ii) if the Company is not permitted to file a Registration Statement on Form S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable.

                  "Shelf Suspension" has the meaning set forth in Section
2.01(c).

                  "Short-Form Registration Statement" has the meaning set forth in Section 2.02(a).

                  "Underwritten Offering" means a Registration in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

                  SECTION 1.02. Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms thereof.

                  (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection, Section, Exhibit, Schedule and Annex references are to this Agreement unless otherwise specified.

                  (c) The term "including" is not limiting and means "including without limitation."

                  (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (e) Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

                                   ARTICLE II

                               REGISTRATION RIGHTS

                  SECTION 2.01. Shelf Registration.

                  (a) Filing. After the Effectiveness Date, as promptly as practicable following a request by the Investor, the Company shall file with the SEC a Shelf Registration Statement relating to the offer and sale of all Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in the Shelf Registration Statement and, as promptly as practicable thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act. If, on the date of any such request, the Company does not qualify to file a Shelf Registration Statement under the Securities Act, the provisions of this Section 2.01 shall not apply.

                  (b) Continued Effectiveness. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another registration statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) and (ii) the date as of which each of the Holders is permitted to sell its Registrable

Securities without Registration pursuant to Rule 144 under the Securities Act without volume limitation or other restrictions on transfer thereunder (such period of effectiveness, the "Shelf Period"). Subject to Section 2.01(c), the Company shall not be deemed to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law.

                  (c) Suspension of Registration. If the continued use of such Shelf Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving at least ten days' prior written notice of such action to the Holders, suspend use of the Shelf Registration Statement (a "Shelf Suspension"); provided that the Company shall not be permitted to exercise a Shelf Suspension (i) more than one time during any 12-month period, or (ii) for a period exceeding thirty days on any one occasion. In the case of a Shelf Suspension, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders upon the termination of any Shelf Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement, if required by the registration form used by the Company for the Shelf Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Investor.

                  (d) Underwritten Offering. If the Investor so elects, an offering of Registrable Securities pursuant to the Shelf Registration Statement shall be in the form of an Underwritten Offering, and the Company shall amend or supplement the Shelf Registration Statement for such purpose, and the Investor shall have the right to select the managing underwriter or underwriters to administer such offering; provided that such managing underwriter or underwriters shall be reasonably acceptable to the Company.

                  SECTION 2.02. Demand Registration.

                  (a) Demand by the Investor. If, after the Effectiveness Date, there is no currently effective Shelf Registration Statement on file with the SEC, the Investor may make a written request to the Company for Registration of all or part of the Registrable Securities held by the Investor (i) on Form S-1 or any similar long-form registration statement (a "Long-Form Registration") or (ii) on Form S-3 or any similar short-form registration statement (a "Short-Form Registration Statement") if the Company qualifies to use such short form. Any such requested Long-Form Registration or Short-Form Registration shall hereinafter be referred to as a "Demand Registration." Each request for a Demand Registration shall specify the kind and aggregate amount of Registrable Securities to be Registered and the intended methods of disposition thereof. Within thirty days of a request for a Demand Registration, the Company shall file a Registration Statement relating to such Demand Registration (a "Demand Registration Statement"), and shall use its reasonable best efforts to cause such Demand Registration

Statement to promptly be declared effective under (x) the Securities Act and (y) the "Blue Sky" laws of such jurisdictions as any Participating Holder or any underwriter, if any, reasonably requests.

                  (b) Limitation on Demand Registrations. The Investor shall have the right to request up to six Long-Form Registrations and an unlimited number of Short-Form Registrations, but no more than three Demand Registrations in any twelve-month period.

                  (c) Demand Withdrawal. Any Holder may withdraw its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Demand Registration Statement. Upon receipt of a notice to such effect from the Investor, the Company shall cease all efforts to secure effectiveness of the applicable Demand Registration Statement, and such Registration nonetheless shall be deemed a Demand Registration by the Investor for purposes of Section 2.02(b) unless (i) the Investor shall have paid or reimbursed the Company for its pro rata share of all reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with the Registration of the Investor's withdrawn Registrable Securities (based on the number of securities the Investor sought to register, as compared to the total number of securities included on such Demand Registration Statement) or (ii) the withdrawal is made following the occurrence of a Material Adverse Change or because the Registration would require the Company to make an Adverse Disclosure.

                  (d) Effective Registration. The Company shall be deemed to have effected a Demand Registration if the Demand Registration Statement is declared effective by the SEC and remains effective for not less than one hundred eighty days (or such shorter period as will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn), or if such Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the underwriter or underwriters, a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (the applicable period, the "Demand Period"). No Demand Registration shall be deemed to have been effected if (i) during the Demand Period such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court or (ii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by the Investor.

                  (e) Demand Notice. Promptly upon receipt of any request for a Demand Registration pursuant to Section 2.02(a) (but in no event more than five Business Days thereafter), the Company shall deliver a written notice (a "Demand Notice") of any such Registration request to all other Holders, and the Company shall include in such Demand Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten Business Days after the date that the Demand Notice has been delivered. All requests made pursuant to this Section 2.02(e) shall specify the aggregate amount of Registrable Securities to be registered and the intended method of distribution of such securities.

                  (f) Preemption. If not more than thirty days prior to receipt of any request for a Demand Registration pursuant to Section 2.02(a) the Company shall have (i) circulated to prospective underwriters and their counsel a draft of a Registration Statement for a primary offering of equity securities on behalf of the Company, (ii) solicited bids for a primary offering of equity securities, or (iii) otherwise reached an understanding with an underwriter with respect to a primary offering of equity securities, the Company may preempt the Demand Registration with such primary offering by delivering written notice of such intention (the "Preemption Notice") to the Investor and all other Holders within five days after the Company has received the request for a Demand Registration. The period of preemption may be up to forty-five days following the date such Preemption Notice is delivered. Notwithstanding anything to the contrary herein, the Company shall not be entitled to exercise its right to preempt a Demand Registration pursuant to this Section 2.02(f) more than once during any twelve-month period.

                  (g) Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Demand Registration Statement at any time would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, the Demand Registration Statement (a "Demand Suspension"); provided, however, that the Company shall not be permitted to exercise a Demand Suspension (i) more than once during any 12-month period, or (ii) for a period exceeding thirty days on any one occasion. In the case of a Demand Suspension, the Holders agree to suspend use of the applicable Prospectus in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall immediately notify the Holders upon the termination of any Demand Suspension, amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission and furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request. The Company agrees, if necessary, to supplement or make amendments to the Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Investor.

                  (h) Underwritten Offering. If the Investor so requests, an offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering, and the Investor shall have the right to select the managing underwriter or underwriters to administer the offering; provided that such managing underwriter or underwriters shall be reasonably acceptable to the Company.

                  (i) Priority of Securities Registered Pursuant to Demand Registrations. If the managing underwriter or underwriters of a proposed Underwritten Offering of the Registrable Securities included in a Demand Registration (or, in the case of a Demand Registration not being underwritten, the Investor), advise the Board of Directors in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the securities to be included in such Demand Registration shall be (i) first, up to 100% of the Registrable Securities that the Investor proposes to include in the Demand Registration,

(ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters (or the Investor, as the case may be) can be sold without having such adverse effect, with such number to be allocated pro rata among the Holders that have requested to participate in such Demand Registration based on the relative number of Registrable Securities then held by each such Holder (provided that any securities thereby allocated to a Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner) and (iii) third, and only if all the securities referred to in clause (ii) have been included, the number of securities that the Company proposes to include in such Registration that, in the opinion of the managing underwriter or underwriters (or the Investor, as the case may be) can be sold without having such adverse effect.

                  SECTION 2.03. Piggyback Registration.

                  (a) Participation. If the Company at any time proposes to file a Registration Statement under the Securities Act with respect to any offering of its securities for its own account or for the account of any other Persons (other than (i) a Registration under Section 2.01 or 2.02, (ii) a Registration on Form S-4 or S-8 or any successor form to such Forms or (iii) a Registration of securities solely relating to an offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) (a "Company Public Sale"), then, as soon as practicable (but in no event less than 45 days prior to the proposed date of filing of such Registration Statement), the Company shall give written notice of such proposed filing to the Holders, and such notice shall offer the Holders the opportunity to Register under such Registration Statement such number of Registrable Securities as each such Holder may request in writing (a "Piggyback Registration"). Subject to Section 2.03(b), the Company shall include in such Registration Statement all such Registrable Securities that are requested to be included therein within 15 days after the receipt by such Holders of any such notice; provided that if at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, the Company shall determine for any reason not to Register or to delay Registration of such securities, the Company shall give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Investor to request that such Registration be effected as a Demand Registration under Section 2.02, and (ii) in the case of a determination to delay Registering, in the absence of a request for a Demand Registration, shall be permitted to delay Registering any Registrable Securities, for the same period as the delay in Registering such other securities. If the offering pursuant to such Registration Statement is to be underwritten, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.03(a) must, and the Company shall make such arrangements with the managing underwriter or underwriters so that each such Holder may, participate in such Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.03(a) must, and the Company shall make such arrangements so that each such Holder may, participate in such offering on such basis. Each Holder shall be permitted to withdraw all or part of its Registrable Securities from a Piggyback Registration at any time prior to the effectiveness of such Registration Statement.

                  (b) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of Registrable Securities included in a Piggyback Registration informs the Company and the Holders of Registrable Securities in writing that, in its or their opinion, the number of securities which such Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be (i) first, 100% of the securities that the Company or (subject to Section 2.07) any Person (other than a Holder) exercising a contractual right to demand Registration, as the case may be, proposes to sell, and (ii) second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated pro rata among Holders that have requested to participate in such Registration based on the relative number of Registrable Securities then held by each such Holder (provided that any securities thereby allocated to a Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner) and (iii) third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Registration.

                  (c) No Effect on Demand Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 2.03 shall be deemed to have been effected pursuant to Sections 2.01 and 2.02 or shall relieve the Company of its obligations under Sections 2.01 or 2.02.

                  SECTION 2.04. Black-out Periods.

                  (a) Black-out Periods for Holders. In the event of a Company Public Sale of the Company's equity securities in an Underwritten Offering, the Holders agree, if requested by the managing underwriter or underwriters in such Underwritten Offering, not to effect any public sale or distribution of any securities (except, in each case, as part of the applicable Registration, if permitted) that are the same as or similar to those being Registered in connection with such Company Public Sale, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning seven days before and ending one hundred eighty days (in the event of the Company's initial public offering) or ninety days (in the event of any other Company Public Sale) (or, in either case, such lesser period as may be permitted by the Company or such managing underwriter or underwriters) after, the effective date of the Registration Statement filed in connection with such Registration, to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

                  (b) Black-out Period for the Company and Others. In the case of a Registration of Registrable Securities pursuant to Section 2.01 or
2.02 for an Underwritten Offering, the Company and the Holders agree, if requested by the Investor or the managing underwriter or underwriters, not to effect any public sale or distribution of any securities that are the same as or similar to those being Registered, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning seven days before, and ending ninety days (or such lesser period as may be permitted by the Investor or such managing underwriter or underwriters) after, the effective date of the Registration Statement filed in connection with such Registration (or, in the case of an offering under a Shelf Registration Statement, the date of the closing under the underwriting agreement in connection therewith), to the extent timely notified in writing by the Investor or the managing underwriter or underwriters. Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to Registrations on Form S-4 or S-8 or any successor form to such Forms or as part of any Registration of securities for offering and sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit plan arrangement. The Company agrees to use its reasonable best efforts to obtain from each holder of restricted securities of the Company which securities are the same as or similar to the Registrable Securities being Registered, or any restricted securities convertible into or exchangeable or exercisable for any of such securities, an agreement not to effect any public sale or distribution of such securities during any such period referred to in this paragraph, except as part of any such Registration, if permitted. Without limiting the foregoing (but subject to Section 2.07), if after the date hereof the Company grants any Person (other than a Holder) any rights to demand or participate in a Registration, the Company agrees that the agreement with respect thereto shall include such Person's agreement to comply with any black-out period required by this Section as if it were the Company hereunder.

                  SECTION 2.05. Registration Procedures.

                  (a) In connection with the Company's Registration obligations under Sections 2.01, 2.02 and 2.03, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:

                  (i) prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement or Prospectus, or any amendments or supplements thereto, (x) furnish to the underwriters, if any, and to Participating Holders, copies of all documents prepared to be filed, which documents shall be subject to the review of such underwriters and such Holders and their respective counsel and (y) except in the case of a Registration under Section 2.03, not file any Registration Statement or Prospectus or amendments or supplements thereto to which the Investor or the underwriters, if any, shall reasonably object;

                  (ii) as soon as possible (in the case of a Demand Registration, no later than thirty days after a request for a Demand Registration) file with the SEC a Registration Statement relating to the Registrable Securities including all exhibits and financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective under the Securities Act as soon as practicable;

                  (iii) prepare and file with the SEC such pre- and post-effective amendments to such Registration Statement and supplements to the Prospectus as may be (x) reasonably requested by the Investor, (y) reasonably requested by any other Participating Holder (to the extent such request relates to information relating to such Holder), or (z) necessary to keep such Registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

                  (iv) notify the Participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company (a) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, (b) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or such Prospectus or for additional information, (c) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (d) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, and (e) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (v) promptly notify the Participating Holders and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the Participating Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus which shall correct such misstatement or omission or effect such compliance;

                  (vi) use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any preliminary or final Prospectus;

                  (vii) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and the Investor agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (viii) furnish to each Participating Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (ix) deliver to each Participating Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Holder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus or any amendment or supplement thereto by such Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter;

                  (x) on or prior to the date on which the applicable Registration Statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with the Participating Holders, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "Blue Sky" laws of each state and other jurisdiction of the United States as any Participating Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by Section 2.01(b) or Section 2.02(d), whichever is applicable, provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

                  (xi) cooperate with the Participating Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

                  (xii) use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

                  (xiii) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

                  (xiv) make such representations and warranties to the Participating Holders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings;

                  (xv) enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Investor or the managing underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

                  (xvi) obtain for delivery to the Participating Holders and to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel;

                  (xvii) in the case of an Underwritten Offering, obtain for delivery to the Company and the managing underwriter or underwriters, with copies to the Participating Holders, a cold comfort letter from the Company's independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

                  (xviii) cooperate with each Participating Holder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                  (xix) use its reasonable best efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                  (xx) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

                  (xxi) use its best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Company's securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company's securities are then quoted;

                  (xxii) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the Investor, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by the Investor or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility; provided that any such Person gaining access to information regarding the Company pursuant to this
         Section 2.05(a)(xxii) shall agree to hold in strict confidence and shall not make any disclosure or use any information regarding the Company that the Company determines in good faith to be confidential, and of which determination such Person is notified, unless (w) the release of such information is requested or required (by deposition, interrogatory, requests for information or documents by a governmental entity, subpoena or similar process), (x) such information is or becomes publicly known other than through a breach of this or any other agreement of which such Person has knowledge, (y) such information is or becomes available to such Person on a non-confidential basis from a source other than the Company or (z) such information is independently developed by such Person; and

                  (xxiii) in the case of an Underwritten Offering, cause the senior executive officers of the Company to participate in the customary "road show" presentations that may be reasonably requested by the managing underwriter or underwriters in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

                  (b) The Company may require each Participating Holder to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each Participating Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

                  (c) Each Participating Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.05(a)(v), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.05(a)(v), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of

Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.05(a)(v) or is advised in writing by the Company that the use of the Prospectus may be resumed.

                  (d) Holders may seek to register different types of Registrable Securities simultaneously, and the Company shall use its reasonable best efforts to effect such Registration and sale in accordance with the intended method or methods of disposition specified by such Holders.

                  SECTION 2.06. Underwritten Offerings.

                  (a) Shelf and Demand Registrations. If requested by the underwriters for any Underwritten Offering requested by the Investor pursuant to a Registration under Section 2.01 or Section 2.02, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the Investor and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no less favorable to the recipient thereof than those provided in Section 2.09. The Participating Holders shall cooperate with the Company in the negotiation of such underwriting agreement and shall give consideration to the reasonable suggestions of the Company regarding the form thereof. Such Holders shall be parties to such underwriting agreement, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Holders as are customarily made by issuers to selling stockholders in secondary underwritten public offerings and
(ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holders, such Holder's title to the Registrable Securities, such Holder's intended method of distribution and any other representations required to be made by such Holder under applicable law, and the aggregate amount of the liability of such Holder shall not exceed such Holder's net proceeds from such Underwritten Offering.

                  (b) Piggyback Registrations. If the Company proposes to register any of its securities under the Securities Act as contemplated by
Section 2.03 and such securities are to be distributed in an Underwritten Offering through one or more underwriters, the Company shall, if requested by any Holder pursuant to Section 2.03 and subject to the provisions of Section 2.03(b), use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration all the Registrable Securities to be offered and sold by such Holder among the securities of the Company to be distributed by such underwriters in such Registration. The Participating Holders shall be parties to the underwriting agreement between the Company and such underwriters, which underwriting agreement shall (i) contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Holders as are customarily made by issuers to selling stockholders in secondary underwritten public offerings and (ii) provide that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also shall be conditions precedent to the obligations of such Holders.

Any such Holder shall not be required to make any representations or warranties to, or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder; such Holder's title to the Registrable Securities and such Holder's intended method of distribution or any other representations required to be made by such Holder under applicable law, and the aggregate amount of the liability of such Holder shall not exceed such Holder's net proceeds from such Underwritten Offering.

                  (c) Participation in Underwritten Registrations. No Person may participate in any Underwritten Offering hereunder unless such Person
(i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  (d) Price and Underwriting Discounts. In the case of an Underwritten Offering under Section 2.01 or 2.02, the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Investor. In addition, in the case of any Underwritten Offering, each of the Holders may withdraw their request to participate in the registration pursuant to Section 2.01, 2.02 or 2.03 after being advised of such price, discount and other terms and shall not be required to enter into any agreements or documentation that would require otherwise.

                  SECTION 2.07. No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement. Without the consent of the Investor, the Company shall not enter into any agreement granting registration or similar rights to any Person.

                  SECTION 2.08. Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or the NASD, (ii) all fees and expenses in connection with compliance with any securities or "Blue Sky" laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all applicable rating agency fees with respect to the Registrable Securities, (viii) all reasonable fees and disbursements of legal counsel selected by the Investor, (ix) all fees and expenses of accountants selected by the Investor, (x) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (xi) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration,

(xii) all of the Company's internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (xiii) all expenses related to the "road-show" for any underwritten offering, including all travel, meals and lodging. All such expenses are referred to herein as "Registration Expenses." The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in a secondary offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

                  SECTION 2.09. Indemnification.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, each member, limited or general partner thereof, each member, limited or general partner of each such member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a "Loss" and collectively "Losses") arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including, without limitation, reports and other documents filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading or (iii) any actions or inactions or proceedings in respect of the foregoing whether or not such indemnified party is a party thereto; provided, that the Company shall not be liable to any particular indemnified party (A) to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement or other document in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the preparation thereof or (B) to the extent that any such Loss arises out of or is based upon an untrue statement or omission in a preliminary Prospectus relating to Registrable Securities, if a Prospectus (as then amended or supplemented) that would have cured the defect was furnished to the indemnified party from whom the Person asserting the claim giving rise to such Loss purchased Registrable Securities at least five days prior to the written confirmation of the sale of the Registrable Securities to such Person and a copy of such Prospectus (as amended and supplemented) was not sent or given by or on behalf of such indemnified party to such Person at or prior to the written confirmation of the sale of the Registrable Securities to such Person. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the

Exchange Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.

                  (b) Indemnification by the Participating Holders. Each Participating Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any Losses resulting from
(i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were Registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim. In no event shall the liability of such Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above (with appropriate modification) with respect to information furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

                  (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (C) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (D) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 2.09(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

                  (d) Contribution. If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 2.09 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations. In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.09(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.09(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 2.09(a) and 2.09(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.09(d), in connection with any Registration Statement filed by the Company, a Participating Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such contribution obligation. If indemnification is available under this
Section 2.09, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 2.09(a) and 2.09(b) hereof without

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regard to the provisions of this Section 2.09(d). The remedies provided for in this Section 2.09 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  SECTION 2.10. Rules 144 and 144A and Regulation S. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the reasonable request of the Investor, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144, 144A or Regulation S under the Securities Act), and it will take such further action as the Investor may reasonably request, all to the extent required from time to time to enable the Investor to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

                                   ARTICLE III

                                PREEMPTIVE RIGHTS

                  SECTION 3.01. Preemptive Rights. (a) If, following the Closing Date, the Company proposes to issue New Company Shares, the Company shall provide written notice (the "Preemptive Rights Notice") of such anticipated issuance to the Investor (and any of its Permitted Transferees) no later than twenty (20) Business Days prior to the anticipated issuance date. The Preemptive Rights Notice shall set forth the material terms and conditions of the issuance, including the proposed purchase price for the New Company Shares. The Investor and its Permitted Transferees shall have the right to purchase up to their Pro Rata Portion of such New Company Shares at the price and on the terms and conditions specified in the Preemptive Rights Notice by delivering an irrevocable written notice to the Company no later than three (3) Business Days before the anticipated issuance date (the "Election Date") setting forth the number of such New Company Shares for which the right is exercised. In the event the Investor or any of its Permitted Transferees elects not to purchase its full Pro Rata Portion of New Company Shares, the Company shall allocate any remaining amount among the Investor and/or those Permitted Transferees (pro rata in accordance with the Company Shares then held by each such Investor or Permitted Transferee) who have indicated in writing a desire to purchase Company Shares in excess of their respective Pro Rata Portions.

                  (b) In the event the Investor or its Permitted Transferees does not purchase all such New Company Shares in accordance with the procedures set forth in Section 3.01(a) by the Election Date, the Company shall have sixty (60) days from the Election Date to sell to other Persons the remaining New Company Shares at the price and on the terms and conditions specified in the Preemptive Rights Notice. If the Company fails to sell such New Company Shares within sixty (60) days of the Election Date, the Company shall not thereafter issue or sell any New Company Shares without first offering such New Company Shares to the Investor and its Permitted Transferees in the manner provided in Section 3.01(a).

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                                   ARTICLE IV

                                  MISCELLANEOUS

                  SECTION 4.01. Term. This Agreement shall terminate upon the later of the expiration of the Shelf Period and such time as there are no Registrable Securities, except for the provisions of Sections 2.09 and 2.10 and all of this Article IV, which shall survive any such termination.

                  SECTION 4.02. Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damage that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  SECTION 4.03. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  SECTION 4.04. Notices. Unless otherwise specified herein, all notices and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery, sent to the Person at the address given for such Person below or such other address as such Person may specify by notice to the Company:

                  To the Company:

                          IASIS Healthcare Corporation
                          117 Seaboard Lane
                          Franklin, TN 37067
                          Attention: General Counsel
                          Fax: (615) 467-1271

                  with a copy (which shall not constitute notice) to:

                          Texas Pacific Group
                          301 Commerce Street
                          Suite 3300
                          Fort Worth, TX 76102
                          Attention: General Counsel

                          Fax: (817) 871-4088

                          Cleary, Gottlieb, Steen & Hamilton
                          One Liberty Plaza
                          New York, NY 10006
                          Attention: Paul J. Shim, Esq.
                          Michael Gerstenzang, Esq.
                          Fax: (212) 225-3999
                          Email: pshim@cgsh.com
                          mgerstenzang@cgsh.com

                  To the Investor:

                          IASIS Investment LLC
                          301 Commerce Street
                          Suite 3300
                          Fort Worth, TX 76102
                          Attention: General Counsel
                          Fax: (817) 871-4088

                  with a copy (which shall not constitute notice) to:

                          Cleary, Gottlieb, Steen & Hamilton
                          One Liberty Plaza
                          New York, NY 10006
                          Attention: Paul J. Shim, Esq.
                          Michael Gerstenzang, Esq.
                          Fax: (212) 225-3999
                          Email: pshim@cgsh.com
                          mgerstenzang@cgsh.com

                  SECTION 4.05. Amendment. Any provision of this Agreement may be amended if, and only if, such amendment is in writing and signed by the parties hereto.

                  SECTION 4.06. Successors, Assigns and Transferees. Each party may assign all or a portion of its rights hereunder to any Person to which such party transfers its ownership of all or any of its Registrable Securities and any Person that acquires Registrable Securities pursuant to the terms of the Investor LLC Agreement (collectively, "Permitted Transferees").

                  SECTION 4.07. Binding Effect. Except as otherwise provided in this Agreement, the terms and provisions of this Agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective successors.

                  SECTION 4.08. Third Parties. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person not a party hereto (other than each other Person entitled to indemnity or contribution under Section 2.09) any right, remedy or claim under or by virtue of this Agreement.

                  SECTION 4.09. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT AND ENFORCED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR) THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING.

                  SECTION 4.10. Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 4.11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

                  SECTION 4.12. Headings. The heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         IASIS HEALTHCARE CORPORATION

                                         By: /s/ David R. White
                                             --------------------------------
                                         Name: David R. White
                                         Title: Chairman and Chief Executive
                                                Officer

                                         IASIS INVESTMENT LLC

                                         By: TPG IASIS IV LLC,
                                             as Managing Member

                                         By:  /s/ Richard A. Ekleberry
                                              -------------------------------
                                         Name: Richard A. Ekleberry
                                         Title: Vice President